Exhibit 10.28

DEMAND NOTE

This Demand Note Payable on Demand (the “Note”) is made and effective the Upon cashing check number 1327 from account number 009485843217 in the amount of $50,000.00 dated for 8-8-11.

BETWEEN: Hermano Igo Krebs (the “lender”), residential address, 81 Lovell Road, Watertown, MA 02422, SSN ###-##-####

AND:	Interactive Motion Technologies Inc. (the “borrower”), a corporation organized and existing under the laws of the state of Massachusetts, with its head office located at: 80 Coolidge Hill Road, Watertown, MA 02472

FOR VALUE RECEIVED, the undersigned Borrower jointly and severally promise to pay to the order of Lender, the sum of fifty-thousand dollars, $50,000.00 together with interest of 10 year US Treasury bond rate plus 2% on the unpaid balance. The entire principal and any accrued interest shall be fully and immediately payable UPON DEMAND of Lender thereof.

Upon default in making payment within 30 days of demand, and providing this note is turned over for collection, Borrower agrees to pay all reasonable legal fees and costs of collection to the extent permitted by law. This note shall take effect as a sealed instrument and be enforced in accordance with the laws of the payee’s state. All parties to this note waive presentment, notice of non-payment, protest and notice of protest, and agree to remain fully bound notwithstanding the release of any party, extension or modification of terms, or discharge of any collateral for this note.

IN WITNESS WHEREOF, the undersigned has caused this Demand Note to be duly executed as of the date first written above.

LENDER	BORROWER

/s/ Hermano Igo Krebs	/s/ Lewis M. Nashner

Authorized Signature	Authorized Signature

Hermano Igo Krebs	Lewis M. Nashner
Print Name and Title	Print Name and Title

DEMAND NOTE

This Demand Note Payable on Demand (the “Note”) is made and effective the Upon cashing check number 1375 from account number 009485843217 in the amount of $25,000.00 dated for January 10, 2012.

BETWEEN: Hermano Igo Krebs (the “lender”), residential address, 81 Lovell Road, Watertown, MA 02422, SSN ###-##-####

AND:	Interactive Motion Technologies Inc. (the “borrower”), a corporation organized and existing under the laws of the state of Massachusetts, with its head office located at: 80 Coolidge Hill Road, Watertown, MA 02472

FOR VALUE RECEIVED, the undersigned Borrower jointly and severally promise to pay to the order of Lender, the sum of fifty-thousand dollars $25,000.00 together with interest of 10 year US Treasury bond rate plus 2% on the unpaid balance. The entire principal and any accrued interest shall be fully and immediately payable UPON DEMAND of Lender thereof.

Upon default in making payment within 30 days of demand, and providing this note is turned over for collection, Borrower agrees to pay all reasonable legal fees and costs of collection to the extent permitted by law. This note shall take effect as a sealed instrument and be enforced in accordance with the laws of the payee’s state. All parties to this note waive presentment, notice of non-payment, protest and notice of protest, and agree to remain fully bound notwithstanding the release of any party, extension or modification of terms, or discharge of any collateral for this note.

IN WITNESS WHEREOF, the undersigned has caused this Demand Note to be duly executed as of the date first written above.

LENDER	BORROWER

/s/ Hermano Igo Krebs	/s/ Rodolfo Rohr

Authorized Signature	Authorized Signature

Hermano Igo Krebs	Rodolfo Rohr, CEO
Print Name and Title	Print Name and Title

DEMAND NOTE

This Demand Note Payable on Demand (the “Note”) is made and effective upon transfer from account number 3777877238 in the amount of $25,000.00 dated for January 25, 2013.

BETWEEN: Hermano Igo Krebs, an individual (the “lender”), residential address, 81 Lovell Road, Watertown, MA 02422, SSN ###-##-####

AND:	Interactive Motion Technologies Inc. (the “borrower”), a corporation organized and existing under the laws of the state of Massachusetts, with its head office located at: 80 Coolidge Hill Road, Watertown, MA 02472

FOR VALUE RECEIVED, the undersigned Borrower jointly and severally promise to pay to the order of Lender, the sum of twenty one thousand five hundred dollars, $25,000.00 together with interest of 12% on the unpaid balance. The entire principal and any accrued interest shall be fully and immediately payable UPON DEMAND of Lender thereof.

Upon default in making payment within 30 days of demand, and providing this note is turned over for collection, Borrower agrees to pay all reasonable legal fees and costs of collection to the extent permitted by law. This note shall take effect as a sealed instrument and be enforced in accordance with the laws of the payee’s state. All parties to this note waive presentment, notice of non-payment, protest and notice of protest, and agree to remain fully bound notwithstanding the release of any party, extension or modification of terms, or discharge of any collateral for this note.

IN WITNESS WHEREOF, the undersigned has caused this Demand Note to be duly executed as of the date first written above.

LENDER	BORROWER

/s/ Hermano Igo Krebs	/s/ Deborah Campbell

Authorized Signature	Authorized Signature

Hermano Igo Krebs	Deborah Campbell, Business Director
Print Name and Title	Print Name and Title

DEMAND NOTE

This Demand Note Payable on Demand (the “Note”) is made and effective upon transfer from account number 3777877238 in the amount of $20,000.00 dated May 15, 2014

BETWEEN: Hermano Igo Krebs an individual (the “lender”), residential address, 81 Lovell Road, Watertown, MA 02472, SSN ###-##-####

AND:	Interactive Motion Technologies Inc. (the “borrower”), a corporation organized and existing under the laws of the state of Massachusetts, with its head office located at: 80 Coolidge Hill Road, Watertown, MA 02472

FOR VALUE RECEIVED, the undersigned Borrower jointly and severally promise to pay to the order of Lender, the sum of twenty one thousand five hundred dollars, $20,000.00 together with interest of 12% on the unpaid balance. The entire principal and any accrued interest shall be fully and immediately payable UPON DEMAND of Lender thereof.

Upon default in making payment within 30 days of demand, and providing this note is turned over for collection, Borrower agrees to pay all reasonable legal fees and costs of collection to the extent permitted by law. This note shall take effect as a sealed instrument and be enforced in accordance with the laws of the payee’s state. All parties to this note waive presentment, notice of non-payment, protest and notice of protest, and agree to remain fully bound notwithstanding the release of any party, extension or modification of terms, or discharge of any collateral for this note.

IN WITNESS WHEREOF, the undersigned has caused this Demand Note to be duly executed as of the date first written above.

LENDER	BORROWER

/s/ Hermano Igo Krebs	/s/ Deborah Campbell

Authorized Signature	Authorized Signature

Hermano Igo Krebs, Board Member	Deborah Campbell, Business Director
Print Name and Title	Print Name and Title